Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

POST-CONFIRMATION QUARTERLY SUMMARY REPORT

For the Period January 1, 2015 through March 31, 2015

Report	Appendix	Explanation Attached
Unaudited Consolidated Statement of Cash Receipts and Disbursements	B
Schedule of Disbursements by Legal Entity	C
Consolidated Overseas Shipholding Group, Inc. Balance Sheet as of March 31, 2015	D	X

Pursuant to 28 U.S.C. Section 1746(2), I hereby declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Rick F. Oricchio	April 30, 2015
Rick F. Oricchio	Date
Senior Vice President and Chief Financial Officer
Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors as of Janaury 1, 2015.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained herein shall constitute a waiver of any of the Debtors or the Reorganized Debtors’ rights or an admission with respect to their Chapter 11 Cases (as defined in the Equity Plan), including, but not limited to, matters involving objections to claims, equitable subordination, defenses, characterization or re-characterization of contracts, under the provisions of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. The statements contained herein (including estimates) other than historical data and information constitute forward-looking statements. These statements involve risks, assumptions and uncertainties that could cause the actual results of the Debtors or reorganized Debtors to differ materially from those stated or implied by such forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this report.

Post-Confirmation Quarterly Summary Report January 1, 2015 through March 31, 2015

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix A

Debtors Listing as of January 1, 2015

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
Crown Tanker Corporation	12-20032
DHT Ania Aframax Corp.	12-20035
Fourth Aframax Tanker Corporation	12-20049
Juneau Tanker Corporation	12-20057
Luxmar Tanker LLC	12-20064
Ocean Bulk Ships, Inc.	12-20077
OSG Car Carriers, Inc.	12-20093
OSG Lightering LLC	12-20109
OSG Maritrans Parent LLC	12-20113
OSG Ship Management, Inc.	12-20123
Overseas Los Angeles LLC	12-20133
Overseas ST Holding LLC	12-20143
Vivian Tankships Corporation	12-20178

Post-Confirmation Quarterly Summary Report January 1, 2015 through March 31, 2015

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period January 1, 2015 through March 31, 2015

(in thousands of dollars)

Beginning Cash Balance	512,404

Cash Receipts:
Vessel Related Receipts	252,634
Sale of Debtors' Assets	8,439
Other Receipts[1]	16,771
Total Receipts	277,844

Cash Disbursements:
Claim Distributions	3,777
Vessel Related Disbursements	116,786
General and Administrative:
Compensation & Benefits	20,059
Other General & Administrative	12,296
Taxes	210
Restructuring Costs	2,413
Debt Principal and Interest Payments	38,887
U.S. Trustee Fees	186
Other Disbursements	303
Total Disbursements	194,917

Ending Cash Balance	595,331

[1]	Other Receipts includes items such as distributions from joint ventures, insurance claim receipts and other miscellaneous refunds and receipts.

Post-Confirmation Quarterly Summary Report January 1, 2015 through March 31, 2015

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix C

Overseas Shipholding Group, Inc., et. al.

Schedule of Disbursements by Legal Entity

For the Period January 1, 2015 through March 31, 2015

Filing Entities	Case No.	Disbursement Under the Plan	Bankruptcy Professional	Ordinary Course Payments	Total Payments
Overseas Shipholding Group, Inc.	12-20000	$2,283,851	253,640	$20,457,192	$22,994,682
OSG International, Inc.	12-20001		253,640	14,292,370	14,546,010
OSG Bulk Ships, Inc.	12-20002		253,640	13,004,941	13,258,581
Crown Tanker Corporation	12-20032		118,622	27,167	145,789
DHT Ania Aframax Corp.	12-20035		118,622	27,167	145,789
Fourth Aframax Tanker Corporation	12-20049		118,622	22,942	141,564
Juneau Tanker Corporation	12-20057		118,622	27,167	145,789
Luxmar Tanker LLC	12-20064		118,622	27,167	145,789
Ocean Bulk Ships, Inc.	12-20077		118,622	27,167	145,789
OSG Car Carriers, Inc.	12-20093		118,622	27,167	145,789
OSG Lightering LLC	12-20109		118,622	3,328,045	3,446,667
OSG Maritrans Parent LLC	12-20113		118,622	27,167	145,789
OSG Ship Management, Inc.	12-20123	1,492,930	253,640	19,182,045	20,928,615
Overseas Los Angeles LLC	12-20133		92,799	2,095,068	2,187,867
Overseas ST Holding LLC	12-20143		92,799	2,613,396	2,706,195
Vivian Tankships Corporation	12-20178		118,622	27,167	145,789

		$3,776,781	$2,386,376	$75,213,333	$81,376,490

Post-Confirmation Quarterly Summary Report January 1, 2015 through March 31, 2015

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix D

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheet

As of March 31, 2015

Explanatory Note: This item will be filed as a supplement to this report subsequent to its filing with the Securities and Exchange Commission.

Post-Confirmation Quarterly Summary Report January 1, 2015 through March 31, 2015